  October 28, 2015

Summary
Prospectus

Victory CEMP Ultra Short-Term Fixed Income Fund

(formerly Compass EMP Ultra Short Term Fixed Income Fund)

Class A  COFAX

Class I  COFIX

Before you invest, you may want to review the Fund's Statutory Prospectus and Statement of Additional Information, both of which are dated October 28, 2015 and are incorporated by reference into this Summary Prospectus, as they each contain more information about the Fund and its risks.

You can find the Fund's Prospectus and other information about the Fund online at www.CompassEMPFunds.com.

You may also obtain this information at no cost by calling (800) 539-3863 or by sending an e–mail request to CompassEMPFunds.com.

You may also obtain this information at no cost from your financial intermediary.

CompassEMPFunds.com
800-539-3863

Victory CEMP Ultra Short Term Fixed Income Fund Summary

Investment Objective

The Fund's objective is current income.

Fund Fees and Expenses

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the Victory Funds. More information about these and other discounts is available from your Investment Professional and in Investing with Victory on page 11 of the Fund's Prospectus and in Additional Purchase, Exchange and Redemption Information on page 60 of the Fund's Statement of Additional Information (SAI).

Shareholder Fees (fees paid directly from your investment)	Class A	Class I
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	1.00%	NONE
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.40%	0.40%
Distribution and/or Service (12b-1) Fees	0.25%	0.00%
Other Expenses[1]	0.28%	0.31%
Acquired Fund Fee and Expenses[2]	0.01%	0.01%
Total Annual Fund Operating Expenses	0.94%	0.72%
Fee Waivers and Expense Reimbursement[3]	(0.22)%	(0.25)%
Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursement[3]	0.72%	0.47%

1Restated to reflect current contractual fees.

2Acquired Fund Fees and Expenses ("AFFE") are fees and expenses of investment companies in which the Fund invests which are indirectly incurred by the Fund.

3The Adviser has contractually agreed to waive its management fee and/or reimburse expenses through at least April 30, 2017 so that the total annual fund operating expenses after fee waiver and expense reimbursement (excluding AFFE, and certain other items such as interest, taxes and brokerage commissions) do not exceed 0.71% and 0.46% of the Fund's Class A and Class I shares, respectively. The Advisor is permitted to recoup advisory fees waived and expenses reimbursed by it or by the Fund's predecessor advisor for up to three years after the fiscal year in which the waiver or reimbursement took place, subject to any operating expense limits in effect at the time of the original waiver or expense reimbursement and at the time of recoupment. This agreement may only be terminated by the Fund's Board of Trustees. From time to time, the Adviser may also voluntarily waive fees and/or reimburse expenses in amounts exceeding those required to be waived or reimbursed under the contractual agreement in place with respect to the Fund.

Victory CEMP Ultra Short Term Fixed Income Fund Summary (continued)

Fund Fees and Expenses (continued)

Example:

The following example is designed to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods shown and then sell all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Class	1 Year	3 Years	5 Years	10 Years
Class A	$173	$363	$582	$1,213
Class I	$48	$192	$363	$859

Portfolio Turnover:

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 0.0% of the average value of its portfolio.

Victory CEMP Ultra Short Term Fixed Income Fund Summary (continued)

Principal Investment Strategies

The Fund seeks to achieve its investment objectives by investing, under normal market conditions, at least 80% of its net assets directly in fixed income instruments, which the Fund defines to include domestic and foreign treasury bills and notes, commercial paper, certificates of deposit, corporate debt and other forms of indebtedness, with a remaining maturity of one year or less. The dollar-weighted average fixed income maturity of the Fund is expected to be 12 months or less and the credit quality of such securities to be primarily investment grade (defined as having a rating of BBB- and above). The Fund may invest up to 20% of the fixed income portfolio in lower-quality corporate notes and bonds rated B- or higher, which are commonly referred to as "junk bonds."

For purposes of the Fund's investment strategy, "net assets" includes any borrowings for investment purposes.

There is no guarantee that the Fund will achieve its objective.

Principal Risks of Investing in the Fund

The Fund's investments are subject to the following principal risks:

■  Fixed Income Risk. The value of the Fund's direct or indirect investments in fixed income securities will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the value of fixed income securities owned by the Fund. On the other hand, if rates fall, the value of the fixed income securities generally increases. The value of fixed income securities typically falls when an issuer's credit quality declines and may even become worthless if an issuer defaults.

■  Foreign Risk. The Fund's net asset value could decline as a result of changes in the exchange rates between foreign currencies and the U.S. dollar. Additionally, certain foreign countries may impose restrictions on the ability of issuers of foreign securities to make payment of principal and interest to investors located outside the country, due to blockage of foreign currency exchanges or otherwise.

■  Junk Bond Risk. Special risks associated with investments in foreign markets may include less liquidity, greater volatility, less developed or less efficient trading markets, lack of comprehensive company information, political instability and differing auditing and legal standards.

■  Management Risk. The Adviser may implement its investment strategy in a way that does not produce the intended result.

You may lose money by investing in the Fund. The likelihood of loss may be greater if you invest for a shorter period of time.

By itself, the Fund does not constitute a complete investment plan and should be considered a long-term investment for investors who can afford to weather changes in the value of their investment.

Victory CEMP Ultra Short Term Fixed Income Fund Summary (continued)

Performance:

The bar chart and table that follow indicate the risks of investing in the Fund. We assume reinvestment of dividends and distributions.

The table shows how the average annual total returns for Class A and Class I shares of the Fund, including applicable maximum sales charges, compare to those of the Citigroup 3-Month Treasury Bill. We calculate after-tax returns using the historical highest individual federal marginal income tax rates and we do not reflect the effect of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant if you own your Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for only one class and after-tax returns for other classes will vary. The Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Updated performance information is available on the Fund's website at CompassEMPFunds.com.

Calendar Year Returns for Class A Shares

(Results do not include a sales charge. If one were included, results would be lower.)

Best Quarter:  6/30/13  0.13%

Worst Quarter:  12/31/13  0.07%

The year-to-date total return of the Fund's Class A shares as of September 30, 2015 was 0.21%

Victory CEMP Ultra Short Term Fixed Income Fund Summary (continued)

Average Annual Total Returns (For the periods ended 12/31/14)	1 Year	Since Inception (11/19/2012)
Class A returns before taxes	-0.61%	-0.09%
Class A returns after taxes on distributions	-0.80%	-0.28%
Class A returns after taxes on distributions and sale of fund shares	-0.39%	-0.18%
Class I returns before taxes	0.63%	0.62%
Citigroup 3-Month Treasury Bill reflects no deduction for fees, expenses or taxes	0.03%	0.05%

Management of the Fund:

Investment Adviser

Victory Capital Management Inc. ("Adviser") serves as the Fund's investment adviser. The portfolio managers primarily responsible for day-to-day management of the Fund are members of the Adviser's Compass EMP investment team (referred to as an investment franchise).

Portfolio Managers

Stephen Hammers is a Chief Investment Officer (Compass EMP) of the Adviser and has been a Portfolio Manager of the Fund since its inception in 2012.

David Hallum is a Portfolio Manager of the Adviser and has been a Portfolio Manager of the Fund since its inception in 2012.

Dan Banaszak is a Portfolio Manager of the Adviser and has been a Portfolio Manager of the Fund since its inception in 2012.

Alex Pazdan is a Portfolio Manager of the Adviser and has been a Portfolio Manager of the Fund since its inception in 2012.

Rob Bateman is a Portfolio Manager of the Adviser and has been a Portfolio Manager of the Fund since its inception in 2012.

Victory CEMP Ultra Short Term Fixed Income Fund Summary (continued)

Purchase and Sale of Fund Shares:

The minimum initial purchase is $2,500 for regular accounts and $1,000 for IRAs, gifts to minors, and purchases through an automatic investment plan. The minimum subsequent investment is $50. We may reduce or waive the minimums in some cases.

You may redeem your shares on any day the Fund is open for business. Redemption requests may be made by telephone (with prior appropriate approval) or by mail.

When you buy and redeem shares, the Fund will price your transaction at the next-determined net asset value (NAV) after the Fund receives your request in good order.

Tax Information:

The Fund's distributions are taxable whether you receive them in cash, additional shares of the Fund or you reinvest them in shares of another Victory Fund, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Taxes may be imposed on withdrawals from tax-deferred arrangements.

Payment to Broker-Dealers and Other Financial Intermediaries:

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services for investments in all classes. These payments may create a conflict of interest by influencing the financial intermediary and its salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

The Victory Funds

P.O. Box 182593
Columbus, OH 43218-2593

CEMP-USTFI-SUMPRO (10/15)